Exhibit 10.16

FIRST AMENDMENT TO GROUND LEASE

THIS FIRST AMENDMENT TO GROUND LEASE (this “First Amendment”) is entered into this 30th day of June, 1995 by and between TEXAS GAMBLING HALL & HOTEL, INC., a Nevada corporation (“Landlord”) and STATION CASINOS, INC., a Nevada corporation (“Tenant”).

WHEREAS, Landlord and Tenant entered into that certain Ground Lease and Sublease dated June l, 1995 (the “Original Lease,” and as amended hereby, the “Lease”); and

WHEREAS, Landlord and Tenant desire to amend the Original Lease as provided herein:

NOW, THEREFORE, in exchange for the mutual promises and covenants contained herein, the sufficiency of which is hereby acknowledged by each of the undersigned, the undersigned parties agree as follows:

1.             The Original Lease is hereby amended by deleting Article II(A)(4) in its entirety and replacing in lieu thereof the following:

“4.  Commencement Date.  “Commencement Date” shall mean the date set forth in Article I(B) on page 1 of the Special Lease Provisions.”

2.             The original Lease is hereby amended by deleting Article I(c)(2)(2) in its entirety and replacing in lieu thereof the following:

“(2)  Notwithstanding the above, on the first day of the sixth (6th) year of each of the first six (6) Rental Periods, the Rent as determined in the paragraph (1) above shall be increased by multiplying the Rent then in effect by the Cost of Living Factor as defined in Section II.A.5 below and such increased Rent shall be payable for the remaining five (5) years of the then current Rental Period.”

3.             The original Lease is hereby amended by deleting the first sentence of Article II(A)(5) in its entirety and replacing in lieu thereof the following:

“The “Cost of Living Factor” for any date during a given Rental Period shall be a fraction whose numerator is the index figure for the calendar month immediately preceding that date as stated in the Consumer Price Index for All Consumers (1982-1984 = 100) specified for All Items relating to Los Angeles-Long Beach-Anaheim published by the Bureau of Statistics of the United States Department of Labor and whose denominator is the index figure for such Consumer Price Index for the calendar month immediately preceding such Rental Period; provided, however, that the Cost of Living Factor shall never be less than one (1).”

4.             The Original Lease is hereby amended by deleting the fifth (5th) sentence of Article VII(A) and replacing in lieu thereof the following:

“The aggregate amount secured by all such deeds of trust shall not exceed eighty-five percent (85%) of the fair market value of this Lease and all buildings and other improvements constructed on the Premises during the Term; provided, however, that the foregoing restriction imposed in this sentence shall survive only for so long as both of the following conditions are met:  (i) Texas Gambling Hall & Hotel, Inc. or an affiliated entity is landlord under this Lease, and (ii) no more than fifty percent (50%) of the ownership of Texas Gambling Hall & Hotel, Inc. (or such affiliated entity) has been sold or conveyed to a party or parties other than the following:

(a)           Frank J. Fertitta, Jr.;

(b)           any spouse, sibling or lineal descendant of Frank J. Fertitta, Jr. and any spouse of any such sibling or lineal descendant;

(c)           trusts in which a majority of the trustees or in which beneficiaries having a beneficial interest in a majority of the trust income are parties described in (a) or (b) above or (d) below; or

(d)           corporations, partnerships, joint ventures and other entities, a majority of the ownership interests of which are owned by one or more of the parties described in (a), (b) and (c) above.”

5.             The Original Lease is hereby amended by deleting in its entirety Subsection D of Article VII and all references in the Original Lease to Subsection D of Article VII shall be without effect.

6.             Except as amended herein, the Lease remains in full force and effect, and Landlord and Tenant ratify the Lease as amended herein.

7.             All capitalized terms used in this First Amendment but not defined herein shall have the meaning ascribed thereto in the Original Lease.

8.             This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

WITNESS THE EXECUTION hereof by each of the undersigned as of the date first set forth above.

TEXAS GAMBLING HALL & HOTEL, INC., a Nevada corporation	STATION CASINOS, INC., a Nevada corporation

By:	By:

Name:	Name:

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